Trade, other receivables and other assets	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade, other receivables and other assets
TRADE, OTHER RECEIVABLES AND OTHER ASSETS

	US Dollars
Figures in millions	2019	2018	2017

Non-current
Prepayments	15	18	17
Recoverable tax, rebates, levies and duties	107	84	50
	122	102	67

Current
Trade and loan receivables	47	33	27
Prepayments	61	42	62
Recoverable tax, rebates, levies and duties	130	116	127
Other receivables	12	18	6
	250	209	222

Total trade, other receivables and other assets	372	311	289

There is a concentration of risk in respect of amounts due from Revenue Authorities for recoverable tax, rebates, levies and duties from subsidiaries in the Continental Africa segment. These values are summarised as follows:

Recoverable value added tax	167	126	106
Recoverable fuel duties	43	41	38
Appeal deposits	10	10	10

Geita Gold Mine

Geita Gold Mine (GGM) in Tanzania net indirect tax receivables balance increased by $35m to $119m (2018: $84m; 2017: $67m).

No refunds were received in cash in the current year, however claims relating to periods pre-July 2017 totalling $9m have been offset against provisional corporate tax payments in 2019 in accordance with legislation. These amounts were set off against VAT claims that have been certified by an external advisor and verified by the Tanzania Revenue Authority (“TRA”). The TRA acknowledged the majority of the offsets during December 2019. The remaining disputed balance was objected to as GGM believe that the claims have been correctly set off pursuant to Tanzanian law.

An amendment, effective 20 July 2017, to Tanzania's mining legislation included an amendment to the Value Added Tax Act, 2014 (No. 5) (2015 VAT Act) to the effect that no input tax credit can be claimed for the exportation of “raw minerals”. The Written Laws (Miscellaneous Amendments) (No. 2) Act, 2019, issued during 2019, provides a definition for "raw minerals". However, GGM has received notices from the TRA that it is not eligible for VAT relief from July 2017 onwards on the basis that all production constitutes “raw minerals” for this purpose.

The basis for dispute of the disqualifications is on the interpretation of the legislation. Management's view is that the definition of "raw minerals" provided in the Written Laws (Miscellaneous Amendments) (No. 2) Act. 2019 excludes gold doré. Gold bearing ore is mined from the open pit and underground mining operations, where it is further crushed and milled to maximise the gold recovery process, producing gold doré exceeding 80% purity as well as beneficiated products (concentrate). On this basis the mined doré and concentrate do not constitute “raw minerals” and accordingly the VAT claims are valid. We have obtained a legal opinion that supports our view that doré does not constitute a “raw mineral”.

The total VAT claims submitted since July 2017 amount to $134m (of the total, $56m of claims were submitted in 2019). All disqualifications received from the TRA have been objected to in accordance with the provisions and time frames set out in the Tax Administration Act, 2015 (No.10).

CVSA

On September 4, 2018, a decree was published by the Argentinian Government, which reintroduced export duties for products exported from Argentina and which will be in force until 31 December 2020. The export duty rate is 12% on the freight on board (FOB) value of goods exported, including gold, paid in country. The duty is limited so as not to exceed ARS $4 per USD exported. On 14 December 2019, the Government of Argentina announced that the cap of ARS $4 for each dollar exported, would be replaced by a flat rate of 12% for 2020. Pursuant to the terms of the Stability Agreement between CVSA and the Government of Argentina, CVSA has a right of refund or offset of these amounts paid as established by its Stability Agreement, which provides for a 30% taxation cap on annual taxes and duties paid by CVSA. As a result of the taxation cap, export duty receivables amount to $25m (2018: $14m).